Exhibit 10.17

                                                                  Execution Copy

                               THIRD AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

      THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT ("Third Amendment") is made as of this 13th day of April, 2005, by and among FLEET CAPITAL CORPORATION ("Fleet"), a Rhode Island corporation with an office at One South Wacker Drive, Suite 3400, Chicago, Illinois 60606, individually as a Lender and as Agent ("Agent") for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Fleet, is referred to hereinafter individually as a "Lender" and collectively as the "Lenders"), the CANADIAN PARTICIPANTS party hereto, the U.K. PARTICIPANTS party hereto, FLEET CAPITAL GLOBAL FINANCE, INC., individually as a Lender and as Canadian Agent ("Canadian Agent"), BANK OF AMERICA, N.A., London branch (as successor-in-interest to Fleet National Bank, London branch, trading as FleetBoston Financial), individually as a Lender and as U.K. Agent ("U.K. Agent"), WELLS FARGO FOOTHILL, LLC, as Syndication Agent, LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent, the LENDERS, KATY INDUSTRIES, INC., a Delaware corporation, with its chief executive office and principal place of business at 765 Straits Turnpike, Suite 2000, Middlebury, Connecticut 06762 ("Katy" or "U.S. Borrower"), WOODS INDUSTRIES (CANADA) INC., a Canadian corporation with its chief executive office and principal place of business at 375 Kennedy Road, Scarborough, Ontario M1K 2A3 ("Woods Canada" or "Canadian Borrower") and CEH LIMITED ("CEH" or "U.K. Borrower"), a private limited company incorporated under the laws of England and Wales and registered with Company No. 4992300 whose registered office is Cardrew Way, Redruth Cornwall, TR15 1ST, England. Katy, Woods Canada and CEH are sometimes hereinafter referred to individually as a "Borrower" and collectively as "Borrowers."

                              W I T N E S S E T H:

      WHEREAS,  Agent,  Lenders,   Canadian  Participants,   U.K.  Participants,
Canadian Agent, U.K. Agent and Borrowers entered into a certain Amended and Restated Loan Agreement dated as of April 20, 2004 as amended by a certain First Amendment to Amended and Restated Loan Agreement dated June 29, 2004 by and among Agents, Lenders and Borrowers and by a certain Second Amendment to Amended and Restated Loan Agreement dated March 29, 2005 by and among Agents, Lenders and Borrowers (said Loan Agreement, as so amended, is hereinafter referred to as the "Loan Agreement"); and

      WHEREAS, Borrowers desire to amend and modify certain provisions of the Loan Agreement pursuant to the terms and conditions hereof;

      WHEREAS, subject to the terms and conditions hereof, Agent, Lenders, Canadian Participants, U.K. Participants, U.K. Agent and Canadian Agent are willing to so amend and modify the Loan Agreement; and

      NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement.

2. Additional and Amended Definitions. The definitions of "Availability Block" and "Third Amendment Effective Date" are hereby inserted into Appendix A to the Loan Agreement. The definition of "U.S. Borrowing Base" is hereby deleted and the following is inserted in its stead.

            "Availability Block - $5,000,000 from the Third Amendment Effective Date until September 29, 2005, $7,500,000 from September 30, 2005 until the date on which Borrowers have delivered to Agent the financial statements for the period ending March 31, 2006 and $0 thereafter.

                                      *   *  *

            Third Amendment Effective Date - as defined in Section 8 of the Third Amendment.

                                      *   *  *

            U.S. Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

            (i) the U.S. Revolving Loan Commitment minus the Availability Block, or

            (ii) an amount equal to the sum of:

                  (a) 85% of the net amount of Eligible  Accounts  of U.S.  Loan
            Parties (as defined below) outstanding at such date; plus

                  (b) the lesser of (1)  $60,000,000  or (2) 65% of the value of
            Eligible Inventory of U.S. Loan Parties at such date; plus

                  (c) if, on such date, no Eligible Account or Eligible Inventory of U.K. Loan Parties are included in the U.K. Borrowing Base as evidenced by a Borrowing Base Certificate, 85% of the net amount of Eligible Accounts of U.K. Loan Parties outstanding at such date; plus

                  (d) if, on such date, no Eligible Accounts or Eligible Inventory of U.K. Loan Parties are included in the U.K. Borrowing Base as evidenced by a Borrowing Base Certificate, the lesser of (1) $6,000,000 or (2) 65% of the Value of Eligible Inventory of U.K. Loan Parties at such date, minus (subtract from the sum of (a), (b), (c) and (d) above);

                  (e) the sum of (1) the Hedge  Reserve  applicable to U.S. Loan
            Parties, (2) Dilution Reserves applicable to U.S. Loan Parties, (3) Rent Reserves applicable to U.S. Loan Parties, (4) the Revolving Loan Repayment Reserve applicable to U.S. Loan Parties, (5) the PAYE Reserve (to the extent Eligible Accounts and Eligible Inventory of U.K. Loan Parties are included in the U.S. Borrowing Base), (6) the aggregate amount of other reserves applicable to U.S. Loan Parties, if any, established by Agent in the exercise of its Permitted Discretion against Eligible Accounts and Eligible Inventory and (7) the Availability Block.

      provided that Agent, in the exercise of its Permitted Discretion, may (a) increase or decrease reserves against Eligible Accounts Receivable and Eligible Inventory and (b) reduce the advance rates provided in this definition, or restore such advance rates to any level equal to or below the advance rates in effect as of the Closing Date.

            For purposes hereof, (1) the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts, less any and all returns, rebates, discounts (which may, at Agent's option, be calculated on shortest terms), credits allowance or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such accounts at such time and (2) the amount of Eligible Inventory shall be determined on a first-in, first-out, lower of cost or market basis in accordance with GAAP, with costs adjusted for differences between standard and actual costs."

                                      *   *  *

3. Availability Block. Any amendment or modification to the definition of U.S. Borrowing Base that has the effect of deleting, changing or modifying the manner in which the Availability Block is used in determining the U.S. Borrowing Base or amends or modifies the definition of Availability Block shall require the consent of Borrowers, all Lenders and Agent.

4. Capital Expenditure. Subsection 7.2.8 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

            "7.2.8 Capital Expenditures.

                  (a) Make  Non-Restructuring  Capital Expenditures  (including, without limitation, by way of capitalized leases but excluding (x) Capital Expenditures funded from insurance, condemnation or sale proceeds of Equipment and real Property and (y) Capital Expenditures made in connection with the purchase of the Wilen Facility (to the extent such Capital Expenditures are no more than $500,000 greater than the net proceeds received from the Wilen Sale and Leaseback)) which, in the aggregate, as to Borrowers and all of their Subsidiaries, exceed $10,000,000 during the fiscal year ending
            December 31, 2005 or $15,000,000 during any other fiscal year of Katy, except that up to $3,000,000 of the unused portion of the Non-Restructuring Capital Expenditure allowance for any fiscal year may be carried over to the immediately succeeding fiscal year only (excluding, however, the fiscal year ending December 31, 2005), to be used in such succeeding fiscal year after all of the Capital Expenditure allowance for that year has been used.

                  (b) Make Restructuring Capital Expenditures (including, without limitation, by way of capitalized leases but excluding Capital Expenditures funded from insurance, condemnation or sale proceeds of Equipment and real Property), which in the aggregate, as to Borrowers and all of their Subsidiaries exceed $2,000,000 in the fiscal year ending December 31, 2004, or $0 in any subsequent fiscal year, except that up to $500,000 of the unused portion of the Restructuring Capital Expenditures allowance for any fiscal year may be carried over to the immediately succeeding fiscal year only to be used in such succeeding fiscal year after all the Restructuring Capital Expenditure allowance for that year has been used."

5. Financial Covenants. Upon the Third Amendment Effective Date, Exhibit 7.3 attached to the Loan Agreement shall be deemed deleted and Exhibit 7.3 attached hereto and incorporated herein shall be inserted in its stead.

6. Interest Rates. From the Third Amendment Effective Date until the date on which Borrowers deliver to Agent the financial statements for the period ending March 31, 2006 in compliance with subsection 7.1.3(ii), the Applicable Margin shall equal the following:

      (a) U.K. and Canadian Loans. With respect to Revolving Credit Loans to U.K. Borrower in Sterling and Euros, to Revolving Credit Loans to Canadian Borrower in Canadian Dollars and the issuance of Canadian Letters of Credit or Canadian LC Guaranties or U.K. Letters of Credit or U.K. LC Guaranties, the percentages set forth below with respect to the Base Rate Revolving Portion, Canadian Prime Loans, the LIBOR Revolving Portion, Canadian BA Rate Loans and the Letter of Credit and LC Guaranty Fees:

                     Base Rate Revolving Portion or        2.75%
                     Canadian Prime Loans

                     LIBOR Revolving Portion or Canadian   2.75%
                     BA Rate Loans

                     LC Fee                                2.50%

      (b) U.S. Loans. With respect to Revolving Credit Loans to U.S. Borrower in Dollars, the Term Loan, U.S. Letters of Credit, U.S. LC Guaranties and the Unused Line Fee, the percentages set forth below with respect to the Base Rate Revolving Portion, the Base Rate Term Portion, the LIBOR Revolving Portion, the LIBOR

            Term Portion, the Letter of Credit and LC Guaranty Fees and the Unused Line Fee:

                           Base Rate Revolving Portion           1.00%
                           Base Rate Term Portion                1.25%
                           LIBOR Revolving Portion               2.75%
                           LIBOR Term Portion                    3.00%
                           LC Fee                                2.50%
                           Unused Line Fee                       0.50%

                  Upon the delivery to Agent of the financial statements for the period ending March 31, 2006 in compliance with subsection 7.1.3(ii) of the Loan Agreement, the Applicable Margin shall be determined as provided in the definition of such term contained in Appendix A of the Loan Agreement.

7. 2004 Annual Audited Financial Statements. Agent and Lenders waive any Event of Default arising from the failure of Borrowers to deliver Katy's annual unaudited financial statements for the fiscal year ending December 31, 2004 by March 31, 2005 as required by subsection 7.1.3(i) of the Loan Agreement. Borrowers covenant to deliver to Agent and each Lender such annual audited financial statements on or prior to April 15, 2005.

8. Condition Precedent. This Third Amendment shall become effective when Borrowers, Agents and all Lenders shall have executed and delivered to each other this Third Amendment. The date on which each of the foregoing conditions precedent is satisfied shall be referred to as the "Third Amendment Effective Date."

9. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

10. Governing Law. This Third Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflicts of laws.

11. Counterparts. This Third Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

                            (Signature Page Follows)

              (Signature Page to Third Amendment to Loan Agreement)

      IN WITNESS WHEREOF, this Third Amendment has been duly executed on the day and year specified at the beginning of this Third Amendment.

                                  KATY INDUSTRIES, INC.


                                  By: /s/ Amir Rosenthal
                                      ----------------------------------
                                       Name:  Amir Rosenthal
                                       Title: Vice President and CFO

                                  CEH LIMITED


                                  By: /s/ C. Michael Jacobi
                                      ------------------------------
                                      Name:  C. Michael Jacobi
                                            ------------------------
                                      Title: Director
                                            ------------------------

                                  and


                                  By: /s/ Christopher W. Anderson
                                      ------------------------------
                                      Name:  Christopher W. Anderson
                                            ------------------------
                                      Title: Director
                                            ------------------------

                                  WOODS INDUSTRIES (CANADA) INC.


                                  By: /s/ Amir Rosenthal
                                      ------------------------------
                                      Name:  Amir Rosenthal
                                            ------------------------
                                      Title: Secretary
                                            ------------------------

                                  FLEET CAPITAL CORPORATION,
                                    as Agent and as a Lender


                                  By: /s/ Jason Riley
                                      ------------------------------
                                      Name:  Jason Riley
                                            ------------------------
                                      Title: VP
                                            ------------------------

                                  WELLS FARGO FOOTHILL LLC,
                                  as Syndication Agent and Lender

                                  By: /s/ Mike Baranowski
                                      -------------------------------------
                                      Name: Mike Baranowski
                                            -------------------------------
                                      Title: Vice President
                                            -------------------------------

                                  LASALLE BANK NATIONAL ASSOCIATION,
                                  as Documentation Agent and as a Lender


                                  By: /s/ Mark Mital
                                      -------------------------------------
                                      Name:  Mark Mital
                                            -------------------------------
                                      Title: First Vice President
                                            -------------------------------

                                  UPS CAPITAL CORPORATION, as a Lender


                                  By: /s/ John P. Holloway
                                      -----------------------------------------
                                      Name:  John P. Holloway
                                            -----------------------------------
                                      Title: Director of Portfolio Management
                                            -----------------------------------

                                  BANK OF AMERICA, N.A., London branch,
                                  as U.K. Agent and U.K. Lender


                                  By: /s/ Jason Riley
                                      -----------------------------------------
                                      Name:  Jason Riley
                                            -----------------------------------
                                      Title: VP
                                            -----------------------------------

                                  FLEET CAPITAL GLOBAL FINANCE, INC.,
                                  as Canadian Agent and Canadian Lender


                                  By: /s/ Doug McKenzie
                                      -----------------------------------------
                                      Name:  Doug McKenzie
                                            -----------------------------------
                                      Title: Vice President
                                            -----------------------------------

      Accepted and Agreed to this 13th day of April, 2005.

                                  GUARANTORS:


                                  KKTY HOLDING COMPANY, L.L.C.

                                  By: /s/ Christopher W. Anderson
                                      ----------------------------------------
                                      Name:  Christopher W. Anderson
                                             ---------------------------------
                                      Title: Authorized Manager
                                             ---------------------------------


                                  AMERICAN GAGE & MACHINE CO.

                                  By: /s/ Amir Rosenthal
                                      ----------------------------------------
                                      Name:  Amir Rosenthal
                                            ----------------------------------
                                      Title: Secretary
                                            ----------------------------------


                                  CONTINENTAL COMMERCIAL PRODUCTS, LLC

                                  By: /s/ Amir Rosenthal
                                      ----------------------------------------
                                      Name:  Amir Rosenthal
                                            ----------------------------------
                                      Title: Secretary
                                            ----------------------------------


                                  PTR MACHINE CORP.

                                  By: /s/ Amir Rosenthal
                                      ----------------------------------------
                                      Name:  Amir Rosenthal
                                           -----------------------------------
                                      Title: Secretary
                                           -----------------------------------


                                  SAVANNAH ENERGY SYSTEMS COMPANY

                                  By: /s/ Amir Rosenthal
                                      ----------------------------------------
                                      Name:  Amir Rosenthal
                                           -----------------------------------
                                      Title: Secretary
                                           -----------------------------------


                                  WOODS INDUSTRIES, INC.

                                  By: /s/ Amir Rosenthal
                                      ----------------------------------------
                                      Name:  Amir Rosenthal
                                           -----------------------------------
                                      Title: Secretary
                                           -----------------------------------

                                  EXHIBIT 7.3

                               FINANCIAL COVENANTS

DEFINITIONS

            Consolidated EBITDA - for any period, the sum, without duplication, of the amounts for such period of (i) Consolidated Net Income, (ii) interest expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) all unusual expenses and all other non-capitalized restructuring expenses (including costs and expenses attributable to employee severance obligations and facility consolidation costs) for such period to the extent not disallowed by Agent in its sole discretion,
(vii) any payment of or accrual for the Management Fee under the Management Agreement, (viii) all other payments made to K&C and its Affiliates during such period for expenses incurred on behalf of Parent, Katy or any of their respective Subsidiaries pursuant to Kohlberg Agreements, (ix) any non-cash expense incurred with respect to Katy's stock appreciation rights plan ("SAR") and (x) any non-cash expense with respect to changes in market value of any options to purchase Katy's Common Stock and (xi) other non-cash items (other than any such non-cash item to the extent that it represents an accrual of or reserve for cash expenditures in any future period), but only, in the case of clauses (ii)-(xi), to the extent deducted in the calculation of Consolidated Net Income less other non-cash items added in the calculation of Consolidated Net Income (other than any such non-cash item to the extent that it will result in the receipt of cash payments in any future period), all of the foregoing as determined on a consolidated basis for Katy and its Subsidiaries in conformity with GAAP; provided that there shall be subtracted from the sum of items (i) through (xi) above the amount of any cash expenditure made within the applicable period pursuant to the SAR, to the extent that the amount of such cash expenditure was expensed or will be expensed against a prior or future period's Consolidated Net Income; provided, further, that (a) in the event any Loan Party makes an acquisition of any Person or any division or any business unit permitted hereunder or consented to by Majority Lenders during such period, if Katy provides Agent and Lenders financial statements with respect to the business so acquired (which financial statements shall have been audited by one of the "Big 4" accounting firms or another nationally recognized accounting firm reasonably satisfactory to Agent or financial statements otherwise satisfactory to Agent) reasonably satisfactory to Majority Lenders, Consolidated EBITDA for such period shall be calculated on a pro forma basis, taking into account the elimination of non-recurring expenses, based on the results of such acquired Person or acquired assets as if such acquisition had occurred on the first day of such period, and (b) in the event any Loan Party makes a Permitted Disposition (or any other disposition of any Person or any division or any business unit permitted hereunder or consented to by the Majority Lenders) during such period, Consolidated EBITDA for such period shall be calculated on a pro forma basis, based on the results of such disposed Person or disposed assets as if such Permitted Disposition (or such other disposition) had occurred on the first day of such period.

            Consolidated Fixed Charges,  with respect to any period, the sum of:
(i) scheduled principal payments required to be made during such period in respect to Indebtedness for Money Borrowed (including the principal portion of Capitalized Lease Obligations), plus (ii) Consolidated Interest Expense payable in cash for such period, all as determined for Borrowers and their Subsidiaries on a Consolidated basis and in accordance with GAAP.


                              Exhibit 7.3 - Page 1

            Consolidated Interest Expense - for any period, total interest expense of Katy and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Katy and its Subsidiaries, including, without limitation, net costs under Interest Rate Agreements, but excluding, however,
(i) any amounts referred to in the Fee Letter or amortization thereof, (ii) any deferred financing fees or amortization thereof, (iii) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (iv) unused line charges, (v) non-cash charges included in interest expense other than in clauses (i) and (ii) and (vi) to the extent included in interest expense, costs associated with the unsuccessful second lien financing abandoned prior to the Closing Date.

            Consolidated Net Income, for any period, the net income (or loss) of Katy on a Consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Katy) in which any other Person (other than Katy or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Katy or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Katy or is merged into or consolidated with Katy or any of its Subsidiaries or that Person's assets are acquired by Katy or any of its Subsidiaries, (iii) the income of any Subsidiary of Katy to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, (v) any LIFO reserves of CCP to the extent such LIFO reserves decrease or increase net income of CCP, and (vii) (to the extent not included in clauses (i) through (v) above) any net extraordinary gains or net extraordinary losses.

            Fixed Charge Coverage Ratio, with respect to any period, the ratio of (i) Consolidated EBITDA for such period minus the sum of (a) any income taxes paid in cash during such period and restructuring payments made in cash after the Closing Date during such period plus (b) non-financed Capital Expenditures during such period, to (ii) Consolidated Fixed Charges for such period, all as determined for Borrowers and their Subsidiaries on a Consolidated basis and in accordance with GAAP.

            A. Fixed Charge Coverage Ratio. Katy shall not permit the Fixed Charge Coverage Ratio for any period set forth below to be less than the ratio set forth below opposite such period:

                             Period                              Ratio
                             ------                              -----

           Four Fiscal Quarters Ending March 31, 2006          1.10 to 1
           and each June 30, September 30, December 31 and March 31 thereafter


                              Exhibit 7.3 - Page 2

      The foregoing notwithstanding, Agent, Borrowers and Lenders agree that this financial covenant (Fixed Charge Coverage Ratio) shall not be measured until Borrowers have delivered to Agent financial statements for the period ending March 31, 2006 in compliance with subsection 7.1.3(ii) of the Loan Agreement.


                              Exhibit 7.3 - Page 3